                       REGISTRAR ACCREDITATION AGREEMENT

                               TABLE OF CONTENTS

I.  DEFINITIONS

II.  TERMS AND CONDITIONS OF AGREEMENT

         A.   Accreditation.
         B.   Registrar Use of ICANN Name.
         C.   General Obligations of ICANN.
         D.   General Obligations of Registrar.
         E.   Submission of SLD Holder Data to Registry.
         F.   Public Access to Data on SLD Registrations.
         G.   Retention of SLD Holder and Registration Data.
         H.   Rights in Data.
         I.   Data Escrow.
         J.   Business Dealings, Including with SLD Holders.
         K.   Domain-Name Dispute Resolution.
         L.   Accreditation Fees.
         M.   Specific Performance.
         N.   Termination of Agreement.
         O.   Term of Agreement; Renewal; Right to Substitute Updated Agreement.
         P.   Resolution of Disputes Under This Agreement.
         Q.   Limitations on Monetary Remedies for Violations of this Agreement.
         R.   Handling by ICANN of Registrar-Supplied Data.
         S.   Miscellaneous.

--------------------------------------------------------------------------------

This REGISTRAR ACCREDITATION AGREEMENT ("Agreement") is by and between the Internet Corporation for Assigned Names and Numbers, a not-for-profit corporation, and Network Solutions, Inc. ("Registrar"), a Delaware corporation, and shall be deemed made on November 10, 1999, at Los Angeles, California, USA.

I.  DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

A. "Accredit" means to identify and set minimum standards for the performance of registration functions, to recognize persons or entities meeting those standards, and to enter into an accreditation agreement that sets forth the rules and procedures applicable to the provision of registration services.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

B. A "Consensus Policy" is one adopted by ICANN as follows:

         1. "Consensus Policies" are those adopted based on a consensus among Internet stakeholders represented in the ICANN process, as demonstrated by (1) the adoption of the policy by the ICANN Board of Directors, (2) a recommendation that the policy should be adopted, by at least a two-thirds vote of the council of the ICANN Supporting Organization to which the matter is delegated, and (3) a written report and supporting materials (which must include all substantive submissions to the Supporting Organization relating to the proposal) that (i) documents the extent of agreement and disagreement among impacted groups, (ii) documents the outreach process used to seek to achieve adequate representation of the views of groups that are likely to be impacted, and (iii) documents the nature and intensity of reasoned support and opposition to the proposed policy.

         2. In the event that Registrar disputes the presence of such a consensus, it shall seek review of that issue from an Independent Review Panel established under ICANN's bylaws. Such review must be sought within fifteen working days of publication of the Board's action adopting the policy. The decision of the panel shall be based on the report and supporting materials required by Section I.B.1 above. In the event that Registrar seeks review and the Panel sustains the Board's determination that the policy is based on a consensus among Internet stakeholders represented in the ICANN process, then Registrar must implement such policy unless it promptly seeks and obtains a stay or injunctive relief under Section II.P.

         3. In the event, following a decision by the Independent Review Panel convened under Section I.B.2 above, that Registrar still disputes the presence of such a consensus, it may seek further review of that issue within fifteen working days of publication of the decision in accordance with the dispute-resolution procedures set forth in Section II.P below; provided, however, that Registrar must continue to implement the policy unless it has obtained a stay or injunctive relief under Section II.P or a final decision is rendered in accordance with the provisions of Section II.P that relieves Registrar of such obligation. The decision in any such further review shall be based on the report and supporting materials required by Section I.B.1 above.


ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         4. A policy adopted by the ICANN Board of Directors on a temporary basis, without a prior recommendation by the council of an ICANN Supporting Organization, shall also be considered to be a Consensus Policy if adopted by the ICANN Board of Directors by a vote of at least two-thirds of its members, and if immediate temporary adoption of a policy on the subject is necessary to maintain the stability of the Internet or the operation of the domain name system, and if the proposed policy is as narrowly tailored as feasible to achieve those objectives. In adopting any policy under this provision, the ICANN Board of Directors shall state the period of time for which the policy is temporarily adopted and shall immediately refer the matter to the appropriate Supporting Organization for its evaluation and review with a detailed explanation of its reasons for adopting the temporary policy and why the Board believes the policy should receive the consensus support of Internet stakeholders. If the period of time for which the policy is adopted exceeds 45 days, the Board shall reaffirm its temporary adoption every 45 days for a total period not to exceed 180 days, in order to maintain such policy in effect until such time as it meets the standard set forth in Section I.B.1. If the standard set forth in Section I.B.1 above is not met within the temporary period set by the Board, or the council of the Supporting Organization to which it has been referred votes to reject the temporary policy, it will no longer be a "Consensus Policy."

         5. For all purposes under this Agreement, the policies specifically identified by ICANN on its website (www.icann.org/general/consensus-policies.htm) at the date of this Agreement as having been adopted by the ICANN Board of Directors before the date of this Agreement shall be treated in the same manner and have the same effect as "Consensus Policies" and accordingly shall not be subject to review under Section I.B.2.

         6. In the event that, at the time the ICANN Board adopts a policy under Section I.B.1 during the term of this Agreement, ICANN does not have in place an Independent Review Panel established under ICANN's bylaws, the fifteen-working-day period allowed under Section I.B.2 to seek review shall be extended until fifteen working days after ICANN does have such an Independent Review Panel in place and Registrar shall not be obligated to comply with the policy in the interim.

C. "DNS" refers to the Internet domain-name system.

D. "ICANN" refers to the Internet Corporation for Assigned Names and Numbers, a party to this Agreement.

E. An "ICANN-adopted policy" (and references to ICANN "adopt[ing]" a policy or policies) refers to a Consensus Policy adopted by ICANN (i) in conformity with applicable provisions of its articles of incorporation and bylaws and Section II.C of this Agreement and (ii) of which Registrar has been given notice and a reasonable period in which to comply.

F. "IP" means Internet Protocol.

G. "Personal Data" refers to data about any identified or identifiable natural person.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

H. The word "Registrar," when appearing with an initial capital letter, refers to Network Solutions, Inc., a party to this Agreement.

I. The word "registrar," when appearing without an initial capital letter, refers to a person or entity that contracts with SLD holders and a registry, collecting registration data about the SLD holders and submitting zone file information for entry in the registry database.

J. A "Registry" is the person(s) or entity(ies) then responsible, in accordance with an agreement between ICANN and that person or entity (those persons or entities) or, if that agreement is terminated or expires, in accordance with an agreement between the US Government and that person or entity (those persons or entities), for providing registry services.

K. An "SLD" is a second-level domain of the DNS.

L. An SLD registration is "sponsored" by the registrar that placed the record associated with that registration into the registry. Sponsorship of a registration may be changed at the express direction of the SLD holder or, in the event a registrar loses accreditation, in accordance with then-current ICANN-adopted policies.

M. A "TLD" is a top-level domain of the DNS.

II. TERMS AND CONDITIONS OF AGREEMENT

The parties agree as follows:

A. Accreditation. During the term of this Agreement, Registrar is hereby accredited by ICANN to act as a registrar (including to insert and renew registration of SLDs in the registry database) for the .com, .net, and .org TLDs.

B. Registrar Use of ICANN Name. Registrar is hereby granted a non-exclusive worldwide license to state during the term of this Agreement that it is accredited by ICANN as a registrar in the .com, .net, and .org TLDs. No other use of ICANN's name is licensed hereby. This license may not be assigned or sublicensed by Registrar.

C. General Obligations of ICANN. With respect to all matters that impact the rights, obligations, or role of Registrar, ICANN shall during the Term of this
Agreement:

         1. exercise its responsibilities in an open and transparent manner;

         2. not unreasonably restrain competition and, to the extent feasible, promote and encourage robust competition;

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         3. not apply standards, policies, procedures or practices arbitrarily, unjustifiably, or inequitably and not single out Registrar for disparate treatment unless justified by substantial and reasonable cause; and

         4. ensure, through its reconsideration and independent review policies, adequate appeal procedures for Registrar, to the extent it is adversely affected by ICANN standards, policies, procedures or practices.

D. General Obligations of Registrar.

         1.  During the Term of this Agreement:

                  a. Registrar agrees that it will operate as a registrar for TLDs for which it is accredited by ICANN in accordance with this Agreement;

                  b. Registrar shall comply, in such operations, with all ICANN-adopted Policies insofar as they:

                           i. relate to one or more of the following: (A) issues for which uniform or coordinated resolution is reasonably necessary to facilitate interoperability, technical reliability and/or stable operation of the Internet or domain-name system, (B) registrar policies reasonably necessary to implement Consensus Policies relating to the Registry, or (C) resolution of disputes regarding the registration of domain names (as opposed to the use of such domain names), and

                           ii.  do not unreasonably restrain competition.

         2. To the extent that Consensus Policies are adopted in conformance with Section II.C of this Agreement, the measures permissible under
         Section II.D.1.b.i shall include, without limitation:

                  i. principles for allocation of SLD names (e.g., first-come/first-served, timely renewal, holding period after expiration);

                  ii. prohibitions on warehousing of or speculation in domain names by registrars;

                  iii. reservation of SLD names that may not be registered initially or that may not be renewed due to reasons reasonably related to (a) avoidance of confusion among or misleading of users, (b) intellectual property, or (c) the technical management of the DNS or the Internet (e.g., "example.com" and single-letter/digit names);

                  iv. the allocation among continuing registrars of the SLD names sponsored in the registry by a registrar losing accreditation;

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

                  v. the transfer of registration data upon a change in registrar sponsoring the registration; and

                  vi. dispute resolution policies that take into account the use of a domain name.

Nothing in this Section II.D shall limit or otherwise affect Registrar's obligations as set forth elsewhere in this Agreement.

E. Submission of SLD Holder Data to Registry. During the term of this
Agreement:

         1. As part of its registration of SLDs in the .com, .net, and .org TLDs, Registrar shall submit to, or shall place in the registry database operated by Registry the following data elements concerning SLD registrations that Registrar processes:

                  a.  The name of the SLD being registered;

                  b. The IP addresses of the primary nameserver and secondary nameserver(s) for the SLD;

                  c.  The corresponding names of those nameservers;

                  d. Unless automatically generated by the registry system, the identity of the registrar;

                  e. Unless automatically generated by the registry system, the expiration date of the registration; and

                  f. Other data required as a result of further development of the registry system by the Registry.

         2. Within five (5) business days after receiving any updates from the SLD holder to the data elements listed in Sections II.E.1.b and c for any SLD registration Registrar sponsors, Registrar shall submit the updated data elements to, or shall place those elements in the registry database operated by Registry.

         3. In order to allow reconstitution of the registry database in the event of an otherwise unrecoverable technical failure or a change in the designated Registry permitted by the contract Registry has with ICANN and/or the United States Department of Commerce, within ten days of any such request by ICANN Registrar shall submit an electronic database containing the data elements listed in Sections II.F.1.a through d for all active records in the



ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement
         registry sponsored by Registrar, in a format specified by ICANN, to the Registry for the appropriate TLD.

F. Public Access to Data on SLD Registrations. During the term of this
Agreement:

         1. At its expense, Registrar shall provide an interactive web page and a port 43 Whois service providing free public query-based access to up-to-date (i.e. updated at least daily) data concerning all active SLD registrations sponsored by Registrar in the registry for the .com, .net, and .org TLDs. The data accessible shall consist of elements that are designated from time to time according to an ICANN-adopted policy. Until ICANN otherwise specifies by means of an ICANN-adopted policy, this data shall consist of the following elements as contained in Registrar's database:

                  a. The name of the SLD being registered and the TLD for which registration is being requested;

                  b. The IP addresses of the primary nameserver and secondary nameserver(s) for the SLD;

                  c.  The corresponding names of those nameservers;

                  d. The identity of Registrar (which may be provided through Registrar's website);

                  e.  The original creation date of the registration;

                  f.  The expiration date of the registration;

                  g. The name and postal address of the SLD holder;

                  h. The name, postal address, e-mail address, voice telephone number, and (where available) fax number of the technical contact for the SLD; and

                  i. The name, postal address, e-mail address, voice telephone number, and (where available) fax number of the administrative contact for the SLD.

         2. Upon receiving any updates to the data elements listed in Sections II.F.1.b through d and f through i from the SLD holder, Registrar shall promptly update its database used to provide the public access described in Section II.F.1.

         3. Registrar may subcontract its obligation to provide the public access described in Section II.F.1 and the updating described in
         Section II.F.2, provided that Registrar shall remain fully responsible for the proper provision of the access and updating.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         4. Registrar shall abide by any ICANN-adopted Policy that requires registrars to cooperatively implement a distributed capability that provides query-based Whois search functionality across all registrars. If the Whois service implemented by registrars does not in a reasonable time provide reasonably robust, reliable, and convenient access to accurate and up-to-date data, the Registrar shall abide by any ICANN-adopted Policy requiring Registrar, if reasonably determined by ICANN to be necessary (considering such possibilities as remedial action by specific registrars), to supply data from Registrar's database to facilitate the development of a centralized Whois database for the purpose of providing comprehensive Registrar Whois search capability.

         5. In providing query-based public access to registration data as required by Sections II.F.1 and II.F.4, Registrar shall not impose terms and conditions on use of the data provided except as permitted by an ICANN-adopted policy. Unless and until ICANN adopts a different policy, Registrar shall permit use of data it provides in response to queries for any lawful purposes except to: (a) allow, enable, or otherwise support the transmission of mass unsolicited, commercial advertising or solicitations via e-mail (spam); or (b) enable high volume, automated, electronic processes that apply to Registrar (or its systems).

         6. In addition, Registrar shall provide third-party bulk access to the data subject to public access under Section II.F.1 under the following terms and conditions:

                  a. Registrar shall make a complete electronic copy of the data available at least one time per week for download by third parties who have entered into a bulk access agreement with Registrar.

                  b. Registrar may charge an annual fee, not to exceed US$10,000, for such bulk access to the data.

                  c. Registrar's access agreement shall require the third party to agree not to use the data to allow, enable, or otherwise support the transmission of mass unsolicited, commercial advertising or solicitations via e-mail (spam).

                  d. Registrar's access agreement may require the third party to agree not to use the data to enable high-volume, automated, electronic processes that apply to Registrar (or its systems).

                  e. Registrar's access agreement may require the third party to agree not to sell or redistribute the data except insofar as it has been incorporated by the third party into a value-added product or service that does not permit the extraction of a substantial portion of the bulk data from the value-added product or service for use by other parties.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

                  f. Registrar may enable SLD holders who are individuals to elect not to have Personal Data concerning their registrations available for bulk access for marketing purposes based on Registrar's "Opt-Out" policy, and if Registrar has such a policy Registrar shall require the third party to abide by the terms of that Opt-Out policy; provided, however, that Registrar may not use such data subject to opt-out for marketing purposes in its own value-added product or service.

         7. Registrar's obligations under Section II.F.6 shall remain in effect until the earlier of (a) replacement of this policy with a different ICANN-adopted policy governing bulk access to the data subject to public access under Section II.F.1, or (b) demonstration, to the satisfaction of the United States Department of Commerce, that no individual or entity is able to exercise market power with respect to registrations or with respect to registration data used for development of value-added products and services by third parties.

         8. To comply with applicable statutes and regulations and for other reasons, ICANN may from time to time adopt policies establishing limits on the Personal Data concerning SLD registrations that Registrar may make available to the public through a public-access service described in this Section II.F and on the manner in which Registrar may make them available. In the event ICANN adopts any such policy, Registrar shall abide by it.

G.  Retention of SLD Holder and Registration Data.

         1. During the term of this Agreement, Registrar shall maintain its own electronic database, as updated from time to time, containing data for each active SLD registration sponsored by it in the registry for the .com, .net, and .org TLDs. The data for each such registration shall include the elements listed in Sections II.F.1.a through i, as well as the name and (where available) postal address, e-mail address, voice telephone number, and fax number of the billing contact.

         2. During the term of this Agreement and for three years thereafter, Registrar (itself or by its agent) shall maintain the following records relating to its dealings with the Registry and SLD holders:

                  a. In electronic form, the submission date and time, and the content, of all registration data (including updates) submitted in electronic form to the Registry;

                  b. In electronic, paper, or microfilm form, all written communications constituting registration applications, confirmations, modifications, or terminations and related correspondence with actual SLD holders, including registration contracts; and

                  c. In electronic form, records of the accounts of all SLD holders with Registrar, including dates and amounts of all payments and refunds.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         Registrar shall make these records available for inspection by ICANN upon reasonable notice. ICANN shall not disclose such records except as expressly permitted by an ICANN-adopted policy.

H. Rights in Data. Registrar disclaims all rights to exclusive ownership or use of the data elements listed in Sections II.E.1.a through c for all SLD registrations submitted by Registrar to, or sponsored by Registrar in, the registry database for the .com, .net, and .org TLDs. Registrar does not disclaim rights in the data elements listed in Sections II.E.1.d through f and II.F.1.d through i concerning active SLD registrations sponsored by it in the registry for the .com, .net, and .org TLDs, and agrees to grant non-exclusive, irrevocable, royalty-free licenses to make use of and disclose the data elements listed in Sections II.F.1.d through i for the purpose of providing a service (such as a Whois service under Section II.F.4) providing interactive, query-based public access. Upon a change in sponsorship from Registrar of any SLD registration in the registry for the .com, .net, and .org TLDs, Registrar acknowledges that the registrar gaining sponsorship shall have the rights of an owner to the data elements listed in Sections II.E.1.d and e and II.F.1.d through i concerning that registration, with Registrar also retaining the rights of an owner in that data. Nothing in this Section II.H prohibits Registrar from (1) restricting bulk public access to data elements in a manner consistent with any ICANN-adopted policies or (2) transferring rights it claims in data elements subject to the provisions of this Section II.H.

I. Data Escrow. During the term of this Agreement, on a schedule, under the terms, and in the format specified in the then-current ICANN-adopted policy on registrar escrow requirements, Registrar shall submit an electronic copy of the database described in Section II.G.1 to ICANN or, at Registrar's election and at its expense, to a reputable escrow agent mutually approved by Registrar and ICANN, such approval also not to be unreasonably withheld by either party. The data shall be held under an agreement among Registrar, ICANN, and the escrow agent (if any) providing that (1) the data shall be received and held in escrow, with no use other than verification that the deposited data is complete and in proper format, until released to ICANN; (2) the data shall be released from escrow upon expiration without renewal or termination of this Agreement; and (3) ICANN's rights under the escrow agreement shall be assigned with any assignment of this Agreement. The escrow shall provide that in the event the escrow is released under this Section II.I, ICANN (or its assignee) shall have a non-exclusive, irrevocable, royalty-free license to exercise (only for transitional purposes) or have exercised all rights necessary to provide registrar services.

J.  Business Dealings, Including with SLD Holders.

         1. In the event ICANN adopts a policy supported by a consensus of ICANN-accredited registrars establishing or approving a Code of Conduct for such registrars, Registrar shall abide by that Code.

         2. Registrar shall abide by applicable laws and governmental regulations.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         3. Registrar shall not represent to any actual or potential SLD holder that Registrar enjoys access to a registry for which Registrar is accredited that is superior to that of any other registrar accredited for that registry.

         4. Registrar shall not activate any SLD registration unless and until it is satisfied that it has received a reasonable assurance of payment of its registration fee. For this purpose, a charge to a credit card, general commercial terms extended to creditworthy customers, or other mechanism providing a similar level of assurance of payment shall be sufficient, provided that the obligation to pay becomes final and non-revocable by the SLD holder upon activation of the registration.

         5. Registrar shall register SLDs to SLD holders only for fixed periods. At the conclusion of the registration period, failure by or on behalf of the SLD holder to pay a renewal fee within the time specified in a second notice or reminder shall, in the absence of extenuating circumstances, result in cancellation of the registration. In the event that ICANN adopts a policy concerning procedures for handling expiration of registrations, Registrar shall abide by that policy.

         6. Registrar shall not insert or renew any SLD name in any registry for which Registrar is accredited by ICANN in a manner contrary to an ICANN-adopted policy stating a list or specification of excluded SLD names that is in effect at the time of insertion or renewal.

         7. Registrar shall require all SLD holders to enter into an electronic or paper registration agreement with Registrar including at least the following provisions:

                  a. The SLD holder shall provide to Registrar accurate and reliable contact details and promptly correct and update them during the term of the SLD registration, including: the full name, postal address, e-mail address, voice telephone number, and fax number if available of the SLD holder; name of authorized person for contact purposes in the case of an SLD holder that is an organization, association, or corporation; and the data elements listed in Section II.F.1.b, c, and h through i above.

                  An SLD holder's willful provision of inaccurate or unreliable information, its willful failure promptly to update information provided to Registrar, or its failure to respond for over fifteen calendar days to inquiries by Registrar concerning the accuracy of contact details associated with the SLD holder's registration shall constitute a material breach of the SLD holder-registrar contract and be a basis for cancellation of the SLD registration.

                  Any SLD holder that intends to license use of a domain name to a third party is nonetheless the SLD holder of record and is responsible for providing its own full contact information and for providing and updating accurate technical and administrative contact information adequate to facilitate timely resolution of any

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement
                  problems that arise in connection with the SLD. An SLD holder licensing use of an SLD according to this provision shall accept liability for harm caused by wrongful use of the SLD, unless it promptly discloses the identity of the licensee to a party providing the SLD holder reasonable evidence of actionable harm.

                  b. Registrar shall provide notice to each new or renewed SLD holder stating:

                           i. The purposes for which any Personal Data collected from the applicant are intended;

                           ii. The intended recipients or categories of recipients of the data (including the Registry and others who will receive the data from Registry);

                           iii. Which data are obligatory and which data, if any, are voluntary; and

                           iv. How the SLD holder or data subject can access and, if necessary, rectify the data held about them.

                  c. The SLD holder shall consent to the data processing referred to in Section II.J.7.b.

                  d. The SLD holder shall represent that notice has been provided equivalent to that described in Section II.J.7.b. above to any third-party individuals whose Personal Data are supplied to Registrar by the SLD holder, and that the SLD holder has obtained consent equivalent to that referred to in
                  Section II.J.7.c of any such third-party individuals.

                  e. Registrar shall agree that it will not process the Personal Data collected from the SLD holder in a way incompatible with the purposes and other limitations about which it has provided notice to the SLD holder in accordance with Section II.J.7.b, above.

                  f. Registrar shall agree that it will take reasonable precautions to protect Personal Data from loss, misuse, unauthorized access or disclosure, alteration, or destruction.

                  g. The SLD holder shall represent that, to the best of the SLD holder's knowledge and belief, neither the registration of the SLD name nor the manner in which it is directly or indirectly used infringes the legal rights of a third party.

                  h. For the adjudication of disputes concerning or arising from use of the SLD name, the SLD holder shall submit, without prejudice to other potentially applicable jurisdictions, to the jurisdiction of the courts (1) of the SLD holder's domicile and (2) where Registrar is located.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

                  i. The SLD holder shall agree that its registration of the SLD name shall be subject to suspension, cancellation, or transfer pursuant to any ICANN-adopted policy, or pursuant to any registrar or registry procedure not inconsistent with an ICANN-adopted policy, (1) to correct mistakes by Registrar or the Registry in registering the name or (2) for the resolution of disputes concerning the SLD name.

                  j. The SLD holder shall indemnify and hold harmless the Registry and its directors, officers, employees, and agents from and against any and all claims, damages, liabilities, costs, and expenses (including reasonable legal fees and expenses) arising out of or related to the SLD holder's domain name registration.

         8. Registrar shall abide by any ICANN-adopted policies requiring reasonable and commercially practicable (a) verification, at the time of registration, of contact information associated with an SLD registration sponsored by Registrar or (b) periodic re-verification of such information. Registrar shall, upon notification by any person of an inaccuracy in the contact information associated with an SLD registration sponsored by Registrar, take reasonable steps to investigate that claimed inaccuracy. In the event Registrar learns of inaccurate contact information associated with an SLD registration it sponsors, it shall take reasonable steps to correct that inaccuracy.

         9. Registrar shall abide by any ICANN-adopted policy prohibiting or restricting warehousing of or speculation in domain names by registrars.

         10. Registrar shall maintain in force commercial general liability insurance with policy limits of at least US$500,000 covering liabilities arising from Registrar's registrar business during the term of this Agreement.

         11. Nothing in this Agreement prescribes or limits the amount Registrar may charge SLD holders for registration of SLD names.

K. Domain-Name Dispute Resolution. During the term of this Agreement, Registrar shall have in place a policy and procedure for resolution of disputes concerning SLD names. In the event that ICANN adopts a policy or procedure for resolution of disputes concerning SLD names that by its terms applies to Registrar, Registrar shall adhere to the policy or procedure.

L. Accreditation Fees. As a condition of accreditation, Registrar shall pay accreditation fees to ICANN. These fees consist of yearly and on-going components.

         1. The yearly component for the term of this Agreement shall be US $5,000. Payment of the yearly component shall be due upon execution by Registrar of this Agreement and upon each anniversary date after such execution during the term of this Agreement (other than the expiration date).

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         2. Registrar shall pay the on-going component of Registrar accreditation fees adopted by ICANN in accordance with the provisions of Section II.C above, provided such fees are reasonably allocated among all registrars that contract with ICANN and that any such fees must be expressly approved by registrars accounting, in aggregate, for payment of two-thirds of all registrar-level fees. Registrar shall pay such fees in a timely manner for so long as all material terms of this Agreement remain in full force and effect, and notwithstanding the pendency of any dispute between Registrar and ICANN.

         3. On reasonable notice given by ICANN to Registrar, accountings submitted by Registrar shall be subject to verification by an audit of Registrar's books and records by an independent third-party that shall preserve the confidentiality of such books and records (other than its findings as to the accuracy of, and any necessary corrections to, the accountings).

M. Specific Performance. While this Agreement is in effect, either party may seek specific performance of any provision of this Agreement in the manner provided in Section II.P below, provided the party seeking such performance is not in material breach of its obligations.

N. Termination of Agreement. This Agreement may be terminated before its expiration by Registrar by giving ICANN thirty days written notice. It may be terminated before its expiration by ICANN in any of the following circumstances:

         1. There was a material misrepresentation, material inaccuracy, or materially misleading statement in Registrar's application for accreditation or any material accompanying the application.

         2.  Registrar:
                  a. is convicted of a felony or other serious offense related to financial activities, or is judged by a court to have committed fraud or breach of fiduciary duty, or is the subject of a judicial determination that ICANN reasonably deems as the substantive equivalent of any of these; or

                  b. is disciplined by the government of its domicile for conduct involving dishonesty or misuse of funds of others.

         3. Any officer or director of Registrar is convicted of a felony or of a misdemeanor related to financial activities, or is judged by a court to have committed fraud or breach of fiduciary duty, or is the subject of a judicial determination that ICANN deems as the substantive equivalent of any of these; provided, such officer or director is not removed in such circumstances.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         4. Registrar fails to cure any breach of this Agreement (other than a failure to comply with a policy adopted by ICANN during the term of this Agreement as to which Registrar is seeking, or still has time to seek, review under Section I.B.2 of whether a consensus is present) within fifteen working days after ICANN gives Registrar notice of the breach.

         5. Registrar fails to comply with a ruling granting specific performance under Sections II.M and II.P.

         6. Registrar continues acting in a manner that ICANN has reasonably determined endangers the stability or operational integrity of the Internet after receiving three days notice of that determination.

         7. Registrar becomes bankrupt or insolvent.

This Agreement may be terminated in circumstances 1 through 6 above only upon fifteen days written notice to Registrar (in the case of circumstance 4 occurring after Registrar's failure to cure), with Registrar being given an opportunity during that time to initiate arbitration under Section II.P to determine the appropriateness of termination under this Agreement. In the event Registrar initiates litigation or arbitration concerning the appropriateness of termination by ICANN, the termination shall be stayed an additional thirty days to allow Registrar to obtain a stay of termination under Section II.P below. If Registrar acts in a manner that ICANN reasonably determines endangers the stability or operational integrity of the Internet and upon notice does not immediately cure, ICANN may suspend this Agreement for five working days pending ICANN's application for more extended specific performance or injunctive relief under Section II.P. This Agreement may be terminated immediately upon notice to Registrar in circumstance 7 above.

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

O. Term of Agreement; Renewal; Right to Substitute Updated Agreement. This Agreement shall have an initial term until November 9, 2004, unless sooner terminated. Thereafter, if Registrar seeks to continue its accreditation, it may apply for renewed accreditation, and shall be entitled to renewal provided it meets the ICANN-adopted policy on accreditation criteria then in effect, is in compliance with its obligations under this Agreement, as amended, and agrees to be bound by the then-current Registrar accreditation agreement (which may differ from those of this Agreement) that ICANN adopts in accordance with Sections II.C and II.D (as Section II.D may have been amended by an ICANN-adopted policy). In connection with renewed accreditation, Registrar shall confirm its assent to the terms and conditions of the such then-current Registrar accreditation agreement by signing that accreditation agreement. In the event that, during the term of this Agreement, ICANN posts on its web site an updated form of registrar accreditation agreement applicable to accredited registrars in the .com, .net, or .org TLDs, Registrar (provided it has not received (1) a notice of breach that it has not cured or (2) a notice of termination of this Agreement under Section II.N above) may elect, by giving ICANN written notice, to enter an agreement in the updated form in place of this Agreement. In the event of such election, Registrar and ICANN shall promptly sign a new accreditation agreement that contains the provisions of the updated form posted on the web site, with the length of the term of the substituted agreement as stated in the updated form posted on the web site, calculated as if it commenced on the date this Agreement was made, and this Agreement will be deemed terminated.

P. Resolution of Disputes Under this Agreement. Disputes arising under or in connection with this Agreement, including (1) disputes arising from ICANN's failure to renew Registrar's accreditation and (2) requests for specific performance, shall be resolved in a court of competent jurisdiction or, at the election of either party, by an arbitration conducted as provided in this
Section II.P pursuant to the International Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in English and shall occur in Los Angeles County, California, USA. There shall be three arbitrators: each party shall choose one arbitrator and, if those two arbitrators do not agree on a third arbitrator, the third shall be chosen by the AAA. The parties shall bear the costs of the arbitration in equal shares, subject to the right of the arbitrators to reallocate the costs in their award as provided in the AAA rules. The parties shall bear their own attorneys' fees in connection with the arbitration, and the arbitrators may not reallocate the attorneys' fees in conjunction with their award. The arbitrators shall render their decision within ninety days of the conclusion of the arbitration hearing. In the event Registrar initiates arbitration to contest the appropriateness of termination of this Agreement by ICANN, Registar may at the same time request that the arbitration panel stay the termination until the arbitration decision is rendered, and that request shall have the effect of staying the termination until the arbitration panel has granted an ICANN request for specific performance and Registrar has failed to comply with such ruling. In the event Registrar initiates arbitration to contest an Independent Review Panel's decision under Section I.B.2 sustaining the Board's determination that a policy is supported by consensus, Registar may at the same time request that the arbitration panel stay the requirement that it comply with the policy until the arbitration decision is rendered, and that request shall have the effect of staying the requirement until the decision or until the arbitration panel has granted an ICANN request for lifting of the stay. In all litigation involving ICANN concerning this Agreement (whether in a case where

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement
arbitration has not been elected or to enforce an arbitration award), jurisdiction and exclusive venue for such litigation shall be in a court located in Los Angeles, California, USA; however, the parties shall also have the right to enforce a judgment of such a court in any court of competent jurisdiction. For the purpose of aiding the arbitration and/or preserving the rights of the parties during the pendency of an arbitration, the parties shall have the right to seek temporary or preliminary injunctive relief from the arbitration panel or in a court located in Los Angeles, California, USA, which shall not be a waiver of this arbitration agreement.

Q. Limitations on Monetary Remedies for Violations of this Agreement. ICANN's aggregate monetary liability for violations of this Agreement shall not exceed the amount of accreditation fees paid by Registrar to ICANN under Section II.L of this Agreement. Registrar's monetary liability to ICANN for violations of this Agreement shall be limited to accreditation fees owing to ICANN under this Agreement. In no event shall either party be liable for special, indirect, incidental, punitive, exemplary, or consequential damages for any violation of this Agreement.

R. Handling by ICANN of Registrar-Supplied Data. Before receiving any Personal Data from Registrar, ICANN shall specify to Registrar in writing the purposes for and conditions under which ICANN intends to use the Personal Data. ICANN may from time to time provide Registrar with a revised specification of such purposes and conditions, which specification shall become effective no fewer than thirty days after it is provided to Registrar. ICANN shall not use Personal Data provided by Registrar for a purpose or under conditions inconsistent with the specification in effect when the Personal Data were provided. ICANN shall take reasonable steps to avoid uses of the Personal Data by third parties inconsistent with the specification.

S.  Miscellaneous.

         1. Assignment. Either party may assign or transfer this Agreement only with the prior written consent of the other party, which shall not be unreasonably withheld, except that ICANN may, with the written approval of the United States Department of Commerce, assign this agreement by giving Registrar written notice of the assignment. In the event of assignment by ICANN, the assignee may, with the approval of the United States Department of Commerce, revise the definition of "Consensus Policy" to the extent necessary to meet the organizational circumstances of the assignee, provided the revised definition requires that Consensus Policies be based on a demonstrated consensus of Internet stakeholders.

         2. No Third-Party Beneficiaries. This Agreement shall not be construed to create any obligation by either ICANN or Registrar to any non-party to this Agreement, including any SLD holder.

         3. Notices, Designations, and Specifications. All notices to be given under this Agreement shall be given in writing at the address of the appropriate party as set forth below, unless that party has given a notice of change of address in writing. Any notice required by this Agreement shall be deemed to have been properly given when delivered in person, when sent

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement
         by electronic facsimile, or when scheduled for delivery by internationally recognized courier service. Designations and specifications by ICANN under this Agreement shall be effective when written notice of them is deemed given to Registrar.

         If to ICANN, addressed to:

                  Internet Corporation for Assigned Names and Numbers Registrar Accreditation
                  4676 Admiralty Way, Suite 330
                  Marina Del Rey, California 90292
                  Telephone: 1/310/823-9358
                  Facsimile: 1/310/823-8649

         If to Registrar, addressed to:

                  Network Solutions, Inc.
                  505 Huntmar Park Drive
                  Herndon, Virginia  20170
                  Telephone:  1/703/742-4889
                  Facsimile:  1/703/742-8706
                  Attn:  David Graves, Director, Business Affairs (acting)

                  With a copy to:

                  Network Solutions, Inc.
                  505 Huntmar Park Drive
                  Herndon, Virginia  20170
                  Telephone:  1/703/742-0400
                  Facsimile:  1/703/742-3386
                  Attn:  General Counsel

         4. Dates and Times. All dates and times relevant to this Agreement or its performance shall be computed based on the date and time observed in Los Angeles, California, USA.

         5. Language. All notices, designations, and specifications made under this Agreement shall be in the English language.

         6. Entire Agreement. Except for any written transition agreement that may be executed concurrently herewith by both parties, this Agreement constitutes the entire agreement of the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.


ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement

         7. Amendments and Waivers. No amendment, supplement, or modification of this Agreement or any provision hereof shall be binding unless executed in writing by both parties. No waiver of any provision of this Agreement shall be binding unless evidenced by a writing signed by the party waiving compliance with such provision. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS



By:  /s/ MICHAEL M. ROBERTS
   --------------------------------
         Michael M. Roberts
         President and CEO



NETWORK SOLUTIONS, INC.



By:  /s/ JONATHAN W. EMERY
   --------------------------------
         Jonathan W. Emery
         Senior Vice President, General
         Counsel & Secretary

ICANN/Network Solutions, Inc.
Registrar Accreditation Agreement--
Appendix 2 to Amendment 19 to
NSI/USG Cooperative Agreement